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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 11, 2004

                            URANIUM POWER CORPORATION
           (Name of small business issuer as specified in its charter)


COLORADO                        0000-27659                   NONE
-------------                   ---------------              ------------------
State of                        Commission File              IRS Employer
Incorporation                   Number                       Identification No.


    206-475 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 2B3
    ----------------------------------------------------------------
                     Address of principal executive offices

                                 (604) 685-8355
                           ---------------------------
                           Telephone number, including
                                    Area code

                                 NOT APPLICABLE
           ----------------------------------------------------------
           Former name or former address if changed since last report


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ITEM 5. OTHER EVENTS

         On January 28, 2004, we reached an agreement for the purchase of 100% of Western Petrochemical Corporation ("WPC"). Although we reached an agreement in principle and the acquisition of WPC will be effective as of that date, the details of the structure of the transaction and the documentation of the acquisition must be prepared by WPC's and our respective legal and tax counsel. We expect the closing of the transaction to occur later this month.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. NOT APPLICABLE.

(b) Pro forma financial statements. NOT APPLICABLE.

(c) Exhibits:

         1. Press Release related to purchase by Uranium Power Corporation of Western Petrochemical Corporation dated January 28, 2004 (included herewith).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of February, 2004.


                                             URANIUM POWER CORPORATION


                                             By: /s/ Thornton J. Donaldson
                                                --------------------------------
                                                Thornton J. Donaldson,
                                                President